Exhibit 10.17

ADDENDUM NO. 3

to the

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: September 1, 2011

(the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY

Burr Ridge, Illinois

(the “Company”)

by

THE SUBSCRIBING REINSURER(S) IDENTIFIED

IN THE INTERESTS AND LIABILITIES AGREEMENT(S)

ATTACHED TO AND FORMING PART OF THE CONTRACT

(the “Reinsurer”)

RECITALS

A.	The Company and the Reinsurer entered into the Contract effective September 1, 2011.

B.	Paragraph C of Article 2 – Term – of the Contract provides that “in the event that no approval is obtained from the Illinois Department of Insurance by February 28, 2012, this Contract shall be null and void at inception and any amounts previously paid either party shall be returned.”

C.	As of February 28, 2012, the Company believes it had resolved all outstanding issues with the Illinois Department of Insurance with respect to the Contract.

D.	On March 5, 2012, the Illinois Department of Insurance issued its written approval of the Contract.

E.	Notwithstanding the March 5, 2012 written approval by the Illinois Department of Insurance, Company and Reinsurer have continued to operate as though the Contract is in full force and effect at all times subsequent to and including February 28, 2012.

F.	Article 35 of the Contract provides that the Contract may only be modified or changed by an amendment to the Contract in writing signed by both parties.

G.	The Company and the Reinsurer desire to make clear that the Contract is, and at all times since September 1, 2011 has been, in full force and effect notwithstanding the provisions of paragraph C, Article 2 – Term.

AMENDMENT

A.	Effective February 28, 2012, paragraph C of Article 2 – Term – of the Contract is deleted.

B.	The Company and the Reinsurer agree that neither party shall invoke paragraph C of Article 2 – Term – of the Contract as the basis for voiding or otherwise terminating the Contract.

All other terms and conditions of the Contract shall remain unchanged.

IN WITNESS WHEREOF, the Company has caused this Addendum to be executed by its duly authorized representative(s)

This 15th day of November, in the year 2012.

AFFIRMATIVE INSURANCE COMPANY

/s/ Michael J. McClure

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

ENDORSEMENT NO. 3

to the

INTERESTS AND LIABILITIES AGREEMENT

Effective: September 1, 2011

(the “Agreement”)

of

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT

Effective: September 1, 2011

(the “Contract”)

issued to

AFFIRMATIVE INSURANCE COMPANY

Burr Ridge, Illinois

(the “Company”)

Addendum No. 3 to the Contract, as executed by the Company, shall form part of the Contract, effective February 28, 2012.

IN WITNESS WHEREOF, the Subscribing Reinsurer has caused this Endorsement to be executed by its duly authorized representative(s)

this 13th day of November, in the year 2012.

GREENLIGHT REINSURANCE LTD.

/s/ Jim Ehman

AUTOMOBILE QUOTA SHARE REINSURANCE CONTRACT